UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Bionik Laboratories Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Vstock Transfer, LLC 18 Lafayette Place Woodmere, New York 11598 * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 ONLINE VOTING To vote your proxy electronically, please go to www.vstocktransfer.com/proxy You must reference your 12-digit control number listed below. CONTROL # REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS Have this notice available when you request a paper or electronic copy of the proxy materials: By telephone please call (toll free) 1-855-987-8625 or by email at: vote@vstocktransfer.com Please include the company name and your account number in the subject line. Bionik Laboratories Corp. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 19, 2023 This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before January 5, 2023 to facilitate a timely delivery. ACCESSING YOUR PROXY MATERIALS ONLINE The following Proxy Materials are available to you to review at https://materials.proxyvote.com/09074A - Notice of Annual Meeting of Stockholders; - Proxy Statement for the Annual Meeting of Stockholders (including all attachments thereto); - Annual Report on Form 10-K for the fiscal year ended March 31, 2022; and - The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders. PROXY STATEMENT OVERVIEW The Annual Meeting of Stockholders of Bionik Laboratories Corp. (the "Company"), will be held on January 19, 2023 at 9:00 a.m. Eastern Time, at the offices of the Company at 80 Coolidge Hill Road, Watertown, Massachusetts 02472. Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations. 1. To elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified. 2 . To ratify the appointment of MNP LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023. 3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote FOR all director nominees and FOR Proposal 2. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the Proxy Materials to receive a proxy card. * SPECIMEN * AC:ACCT9999 90.00